EXHIBIT 99.1

                                VOTING AGREEMENT

         This Voting Agreement (this "AGREEMENT") is dated as of August 28, 2005, among Intelsat (Bermuda), Ltd., a Bermuda corporation ("PARENT"), Proton Acquisition Corporation, a Delaware corporation and a wholly-owned Subsidiary of Parent ("MERGER SUB"), PanAmSat Holding Corporation, a Delaware corporation (the "COMPANY"), and the shareholders of the Company executing this Agreement on the signature page hereto (each, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), which provides, among other things, for the Merger of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth therein.

         B. As of the date hereof and for so long as this Agreement remains in effect, each Shareholder is the record and Beneficial Owner of, and has the sole right to vote and dispose of, that number of shares of Company Common Stock set forth below such Shareholder's name on the signature page hereto.

         C. As an inducement to Parent and Merger Sub entering into the Merger Agreement and incurring the obligations therein, each Shareholder has agreed enter into this Agreement.

         NOW THEREFORE, the parties hereto agree as follows:

                             I   CERTAIN DEFINITIONS

         1.1. CAPITALIZED TERMS. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement.

         1.2. OTHER DEFINITIONS. For the purposes of this Agreement:

         "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act).

         "COMPANY COMMON STOCK" means common stock, par value $0.01 per share, of the Company, and will also include for purposes of this Agreement all shares or other voting securities into which shares of Company Common Stock may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom, including any dividends or distributions of securities which may be declared in respect of the shares of Company Common Stock and entitled to vote in respect of the matters contemplated by Article II.

         "REPRESENTATIVE" means, with respect to any particular Person, its officers, directors, employees, partners, investment bankers, attorneys, accountants, agents or other advisors or representatives.



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         "TRANSFER" means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the Beneficial Ownership thereof (including by operation of Law), or the entry into of any Contract to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

                              II   AGREEMENT TO VOTE

         2.1. AGREEMENT TO VOTE. Subject to the terms and conditions hereof, each Shareholder irrevocably and unconditionally agrees that from and after the date hereof and until the earlier to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms (the "EXPIRATION TIME"), at any meeting (whether annual or special, and at each adjourned or postponed meeting) of stockholders, however called, or in connection with any written consent of the Company's stockholders, each Shareholder will (x) appear at each such meeting or otherwise cause its Owned Shares to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any and (y) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of such Shareholder's shares of Company Common Stock Beneficially Owned by such Shareholder as of the relevant time ("OWNED SHARES") (i) in favor of the adoption of the Merger Agreement (whether or not recommended by the Company Board), (ii) against any Competing Transaction, (iii) against any proposal made in opposition to, or in competition or inconsistent with, the Merger or the Merger Agreement, including the adoption thereof, (iv) against any action or agreement that such Shareholder knows would result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement, (v) against any liquidation or winding up of the Company, (vi) against any extraordinary dividend by the Company or change in the capital structure of the Company (other than pursuant to the Merger Agreement) and (vii) against any action or agreement that such Shareholder knows would, or knows would be reasonably likely to, result in any condition to the consummation of the Merger set forth in Article V of the Merger Agreement not being fulfilled or knows would materially adversely affect the ability of the Company to consummate the transactions contemplated by the Merger Agreement by the Outside Date.

         2.2. ADDITIONAL SHARES. Each Shareholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new shares of Company Common Stock with respect to which Beneficial Ownership is acquired by such Shareholder, if any, after the date hereof. Any such shares of Company Common Stock shall automatically become subject to the terms of this Agreement.

         2.3. RESTRICTIONS ON TRANSFER, ETC. Except as provided for herein, each Shareholder agrees, from the date hereof until the Expiration Time, not to (a) tender into any tender or exchange offer or otherwise directly or indirectly Transfer any Owned Shares, or (b) grant any proxies with respect to such Shareholder's Owned Shares, deposit such Shareholder's Owned Shares into a voting trust, enter into a voting agreement with respect to any of such Shareholder's Owned Shares or otherwise restrict the ability of such Shareholder freely to exercise all voting rights with respect thereto. Any action attempted to be taken in violation of the preceding sentence will be null and void. Each Shareholder further agrees to authorize and request the Company to notify the Company's transfer agent that there is a stop transfer order

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with respect to all of the Owned Shares and that this Agreement places limits on the voting of the Owned Shares. If so requested by Parent, each Shareholder agrees that the certificates representing Owned Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 2.4 of this Agreement.

         2.4. PROXIES. Each Shareholder hereby revokes any and all previous proxies granted with respect to its Owned Shares. By entering into this Agreement, each Shareholder hereby grants a proxy appointing Parent, Merger Sub and each of their designees, and each of them individually, as such Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder's name, to be counted as present, vote, dissent or withhold consent (but not affirmatively consent in writing), or otherwise to act on behalf of the Shareholder with respect to its Owned Shares in favor of the Merger Agreement and otherwise in the manner contemplated by, and to give effect to, Section 2.1. The proxy granted by each Shareholder pursuant to this Section
2.4 is, subject to the last sentence of this Section 2.4, irrevocable and is coupled with an interest, in accordance with Section 212(e) of the DGCL, and is granted in order to secure such Shareholder's performance under this Agreement and also in consideration of Parent and Merger Sub entering into this Agreement and the Merger Agreement. If any Shareholder fails for any reason to be counted as present, consent or vote such Shareholder's Owned Shares in accordance with the requirements of Section 2.1 above (or anticipatorily breaches such section), then Parent and Merger Sub shall have the right to cause to be present, consent or vote such Shareholder's Owned Shares in accordance with the provisions of
Section 2.1. The proxy granted by each Shareholder hereunder shall supersede any prior proxy and shall not be superseded by any later proxy granted, made or purported to be granted or made by each such Shareholder. The proxy granted by each Shareholder shall terminate upon termination of this Agreement in accordance with its terms.

                       III   REPRESENTATIONS AND WARRANTIES

         3.1. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Each Shareholder, severally and not jointly, represents and warrants to Parent, Merger Sub and the Company as of the date of this Agreement (or, in the case of a Permitted Transferee, as of the date of the relevant Transfer) and as of the date of any meeting of stockholders and as of the date of the execution of any written consent of the Shareholders, as follows (provided, however, with respect to any representation and warranty made as of a date after the date hereof, such Shareholder severally and not jointly makes such representation and warranty with exceptions that would not reasonably be expected to adversely affect such Shareholder's ability to comply with its obligations pursuant to Section 2.1):

             (a) Such Shareholder has the requisite capacity and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a legal, valid and binding agreement of such Shareholder enforceable by Parent, Merger Sub and the Company against such Shareholder in accordance with its terms.

             (b) Such Shareholder is the record and Beneficial Owner, free and clear of any Liens (other than those arising under this Agreement) of the Owned Shares, which, as of the date hereof, are set forth below such Shareholder's name on the signature page hereto, and

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except as provided in this Agreement, has full and unrestricted power to dispose of and vote all of, and has not granted any proxy inconsistent with this Agreement that is still effective or entered into any voting or similar agreement with respect to, such Shareholder's Owned Shares. The Owned Shares set forth below such Shareholder's name on the signature page hereto constitute all of the capital stock of the Company that is Beneficially Owned by such Shareholder (other than (i) Owned Shares of another affiliated Shareholder that is a party hereto and (ii) the shares of and options for shares of Company
Common Stock owned by or granted to Affiliates of such Shareholder who are directors of the Company) and, except for such Shareholder's Owned Shares, the Owned Shares owned by the other Shareholders who are parties to this Agreement and the shares of and options for shares of Company Common Stock owned by or granted to Affiliates of such Shareholder who are directors of the Company, such Shareholder and such Shareholder's Affiliates in its private equity business
(and not its portfolio companies) do not Beneficially Own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any shares of Company Common Stock or any securities convertible into shares of Company Common Stock (including options to purchase Company
Common Stock).

             (c) None of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof (i) requires any consent or other authorization, approval or permit of, or filing with or notification to, any Governmental Authority or any other Person by such Shareholder, except as contemplated by the Merger Agreement, (ii) results in a violation or breach of, or constitutes (with or without notice or lapse of time or both) a default (or gives rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any Contract to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's properties or assets (including such Shareholder's Owned Shares) may be bound, (iii) violates any Order or Law applicable to such Shareholder or any of such Shareholder's properties or assets (including such Shareholder's Owned Shares), or (iv) results in a Lien upon any of such Shareholder's properties or assets (including such Shareholder's Owned Shares), except for violations, breaches, defaults or Liens as would not have an adverse effect on ability of such Shareholder to perform its obligations hereunder.

                    IV    ADDITIONAL COVENANTS OF STOCKHOLDERS

         4.1. WAIVER OF APPRAISAL RIGHTS. Each Shareholder hereby waives any rights of appraisal or rights of dissent from the Merger that such Shareholder may have.

         4.2. DISCLOSURE. Each Shareholder hereby authorizes Parent, Merger Sub and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Company Proxy Statement such Shareholder's identity and ownership of the Owned Shares and the nature of such Shareholder's obligation under this Agreement.

         4.3. NON-INTERFERENCE; FURTHER ASSURANCES. Each Shareholder agrees that prior to the termination of this Agreement, such Shareholder shall not take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the

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effect of preventing, impeding, interfering with or adversely affecting the performance by such Shareholder of its obligations under this Agreement. Each Shareholder agrees to execute and deliver such additional documents and to take such further actions as necessary or reasonably requested by Parent or Merger Sub to confirm and assure the rights and obligations set forth in this Agreement or to consummate the transactions contemplated by this Agreement.

             (a) NO SOLICITATION. (a) Except to the extent and under the circumstances that the Company is permitted to take certain actions in Section
4.6 of the Merger Agreement, each Shareholder agrees that it shall not, nor shall such Shareholder permit any Representative or controlled affiliate of such Shareholder to, nor shall such Shareholder act in concert with or permit any Representative or controlled affiliate to act in concert with any person to, directly or indirectly, to: (i) solicit, initiate or otherwise take action to facilitate (including by way of furnishing information) or encourage the making by any Person (other than the other parties hereto) of any proposal, offer or inquiry (including any proposal from or offer to its shareholders) that constitutes, or could reasonably be expected to lead to, a proposal for any merger, reorganization, share exchange, tender offer, exchange offer, consolidation, recapitalization, liquidation, dissolution, joint venture or other business combination involving the Company or any of its Subsidiaries, or any purchase of 10% or more of the capital stock or a material portion of the assets of the Company or any of its Subsidiaries (in each case, a "COMPETING TRANSACTION"), or (ii) make, or in any manner participate in a "solicitation" (as such term is used in the rules of the Securities and Exchange Commission) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any person with respect to the voting of, any shares of Company Common Stock intended to facilitate any Competing Transaction or to cause shareholders of the Company not to vote to approve and adopt the Merger Agreement. Except to the extent and under the circumstances that the Company is permitted to take certain actions in Section 4.6 of the Merger Agreement, such Shareholder and its Representatives shall not conduct or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or provide any confidential information to, any person, other than Parent or Merger Sub, relating to any Competing Transaction. Each Shareholder hereby represents that, as of the date hereof, it is not engaged in discussions or negotiations with any party other than Parent and Merger Sub with respect to any Competing Transaction. Each Shareholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing.

             (b) The foregoing notwithstanding, this Agreement is being entered into by the Shareholder solely in its capacity as a stockholder of the Company, and the foregoing shall not restrict or limit the ability of any Affiliate or Representative who is a director of the Company to take any action in his or her capacity as a director of the Company.

                                 V   TERMINATION

         5.1. TERMINATION. This Agreement will terminate without further action at the Expiration Time.

         5.2. EFFECT OF TERMINATION. Upon termination of this Agreement, the rights and obligations of all the parties will terminate and become void without further action by any party

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except for the provisions of Section 5.1, this Section 5.2, Section 5.3 and
Article VI, which will survive such termination.

         5.3. SHAREHOLDER INDEMNITY AND REIMBURSEMENT. If a Termination Fee is paid by the Company in respect of the failure to obtain the Company Requisite Vote pursuant to Section 6.3(b)(ii) of the Merger Agreement, each Shareholder who has breached Section 2.1 of this Agreement shall indemnify and immediately reimburse the Company for the Company Termination Fee (and if more than one Shareholder has breached, each such shareholder (together with its Affiliates) shall bear an equal share of the Termination Fee).

                                   VI   GENERAL

         6.1. NOTICES. All notices shall be in writing and shall be deemed given
(i) when delivered personally, (ii) when telecopied (which is confirmed) or
(iii) when dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to a Shareholder, to the address set forth below such Shareholder's name on the signature page hereto, and (b) if to Parent, Merger Sub or the Company, in accordance with Section 7.2 of the Merger Agreement, or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

         6.2. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.

         6.3. GOVERNING LAW. This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the law of the State of Delaware (without regard to principles of conflict of laws that would apply the law of another jurisdiction).

         6.4. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         6.5. ASSIGNMENT. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto and any attempted assignment without such consent shall be null and void without effect; and provided, further, that Parent may assign its respective rights or obligations hereunder to Intelsat Holdings, Ltd. and/or any direct or indirect wholly-owned Subsidiary of Intelsat Holdings, Ltd. (or any successor thereto) without the prior written consent of the parties hereto.

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         6.6. INTERPRETATION. For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits and Schedules hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph references are to the Articles, Sections, paragraphs to this Agreement unless otherwise specified,
(iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions, (vi) unless otherwise specified, all references to any period of days shall be deemed to be to the relevant number of calendar days. The Article, Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. References to a Person will refer to its predecessors and successors and permitted assigns.

         6.7. AMENDMENTS. This Agreement may not be amended except by written agreement signed by Parent, Merger Sub, the Company and by each Shareholder.

         6.8. EXTENSION; WAIVER. At any time prior to the Effective Time, Parent and Merger Sub (but not the Company) may (a) extend the time for the performance of any of the obligations of a Shareholder, (b) waive any inaccuracies in the representations and warranties of any Shareholder contained in this Agreement or in any document delivered under this Agreement, or (c) unless prohibited by applicable Laws, waive compliance by any Shareholder with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any part to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

         6.9. FEES AND EXPENSES. Except as expressly provided in this Agreement, each party is responsible for its own fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

         6.10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

         6.11. REMEDIES CUMULATIVE. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy. For the avoidance of doubt, any damages recoverable by Parent or Merger Sub

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hereunder shall be reduced by the amount of any Company Termination Fee actually received by Parent or Merger Sub.

         6.12. COUNTERPARTS; EFFECTIVENESS; EXECUTION. This Agreement may be executed in any number of counterparts, all of which are one and the same agreement. This Agreement will become effective when each party to this Agreement has received counterparts signed by all of the other parties. This Agreement may be executed by facsimile signature by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

         6.13. SPECIFIC PERFORMANCE. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. Any requirements for the securing or posting of any bond with such remedy are waived.

         6.14. SUBMISSION TO JURISDICTION. The parties to this Agreement (a) irrevocably submit to the personal jurisdiction of the federal courts of the United States of America located in the State of Delaware and the Court of Chancery of the State of Delaware and (b) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.1 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof.

         6.15. WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any Legal Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of an Action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.15.

                    [Rest of page intentionally left blank]

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         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

                                            INTELSAT (BERMUDA), LTD.


                                            By: /s/ Phillip L. Spector
                                               ---------------------------------
                                            Name: Phillip L. Spector
                                            Title: Assistant Secretary


                                            PROTON ACQUISITION CORPORATION


                                            By: /s/ Phillip L. Spector
                                               ---------------------------------
                                            Name: Phillip L. Spector
                                            Title: Vice President and Secretary


                                            PANAMSAT HOLDING CORPORATION


                                            By: /s/ James Cuminale
                                               ---------------------------------
                                            Name: James Cuminale
                                            Title: Executive Vice President and
                                                   General Counsel


                                            (Shareholder signature pages follow)

                    [Signature Page to the Voting Agreement]

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                                   SHAREHOLDERS:


                                   Name: CONSTELLATION, LLC
                                   By: /s/ Alex Navab
                                      ------------------------------------------
                                   Signatory: Alex Navab
                                            ------------------------------------
                                   Title, if applicable: Partner
                                                       -------------------------
                                   Owned Shares: 31,932,251

                                   Notice Address: c/o Kohlberg Kravis
                                   Roberts & Co. L.P., 99 West 57th Street,
                                   Suite 4200, New York, NY 10019

                    [Signature Page to the Voting Agreement]

                                   Name: CARLYLE PANAMSAT I, LLC
                                   By: /s/ Bruce E. Rosenblum
                                      ------------------------------------------
                                   Signatory: Bruce E. Rosenblum
                                             -----------------------------------
                                   Title, if applicable: Managing Director
                                                        ------------------------
                                   Owned Shares: 18,637,640


                                   Notice Address: c/o The Carlyle Group, 1001
                                   Pennsylvania Avenue, N.W., Suite 220 South,
                                   Washington, DC 20004

                    [Signature Page to the Voting Agreement]

                                   Name: CARLYLE PANAMSAT II, LLC
                                   By: /s/ Bruce E. Rosenblum
                                      ------------------------------------------
                                   Signatory: Bruce E. Rosenblum
                                             -----------------------------------
                                   Title, if applicable: Managing Director
                                                        ------------------------
                                   Owned Shares: 1,053,914


                                   Notice Address: c/o The Carlyle Group, 1001
                                   Pennsylvania Avenue, N.W., Suite 220 South,
                                   Washington, DC 20004

                    [Signature Page to the Voting Agreement]

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                                   Name: PEP PAS, L.L.C.
                                   By: /s/ Michael J. Dominguez
                                      ------------------------------------------
                                   Signatory: Michael J. Dominguez
                                             -----------------------------------
                                   Title, if applicable: Principal
                                                        ------------------------
                                   Owned Shares: 19,628,246


                                   Notice Address: c/o Providence Equity
                                   Partners IV, LLC, 901 Fleet Center, 50
                                   Kennedy Plaza, Providence, RI 02903

                    [Signature Page to the Voting Agreement]

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                                   Name: PEOP PAS, L.L.C.
                                   By: /s/ Michael J. Dominguez
                                      ------------------------------------------
                                   Signatory: Michael J. Dominguez
                                             -----------------------------------
                                   Title, if applicable: Principal
                                                        ------------------------
                                   Owned Shares: 63,308


                                   Notice Address: c/o Providence Equity
                                   Partners IV, LLC, 901 Fleet Center, 50
                                   Kennedy Plaza, Providence, RI 02903

                    [Signature Page to the Voting Agreement]